                                                                    Exhibit 10.2

                              AMB PROPERTY II, L.P.
                               FIRST AMENDMENT TO
                          ELEVENTH AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP

         This First Amendment (this "Amendment") is made as of July 14, 2003 by AMB PROPERTY HOLDING CORPORATION, a Maryland corporation, as general partner (the "General Partner") of AMB PROPERTY II, L.P., a Delaware limited partnership (the "Partnership"), and as attorney-in fact for each of the limited partners of the Partnership (collectively, the "Limited Partners") for the purpose of amending the Eleventh Amended and Restated Agreement of Limited Partnership of the Partnership dated as of July 31, 2002 (the "Partnership Agreement"). All defined terms used herein but not defined herein have the meanings assigned to them in the Partnership Agreement.

                  WHEREAS, pursuant to Section 7.3D(ii) of the Partnership Agreement, the Partnership Agreement may be amended by the General Partner to reflect a reduction in Partnership Units in accordance with the Partnership Agreement; and

                  WHEREAS, on the date hereof, the Partnership has repurchased and redeemed 66,300 of the Partnership's 7.95% Series F Cumulative Redeemable Preferred Units (the "Series F Preferred Units") from Bailard, Biehl & Kaiser Technology Exchange Fund, LLC, a Delaware limited liability company (the "Series F Limited Partner") pursuant to the terms of a Preferred Unit Repurchase Agreement, entered into by and among the Partnership, the General Partner and the Series F Limited Partner; and

                  WHEREAS, pursuant to the authority granted to the General Partner under the Partnership Agreement, the General Partner desires to amend Exhibit A of this Agreement to reflect the reduction of outstanding Series F Preferred Units reflected on Exhibit A hereto; and

         NOW THEREFORE, pursuant to Sections 2.4 and 7.3D of the Partnership Agreement, the General Partner, on its own behalf and as attorney-in-fact for the Limited Partners, hereby amends the Partnership Agreement as follows:

         SECTION 1. Amendment of Exhibit A to the Partnership Agreement.

                  Exhibit A to the Partnership Agreement is deleted in its entirety and replaced with Exhibit A attached hereto.

         SECTION 2. Miscellaneous.

                  2.1 Governing Law. This Amendment shall be construed under and governed by the internal laws of the State of Delaware without regard to its conflict of laws provisions.

         SECTION 3. Partnership Agreement. The Partnership Agreement and this Amendment shall be read together and shall have the same effect as if the provisions of the Partnership Agreement and this Amendment were contained in one document. Any provisions of the

Partnership Agreement not amended by this Amendment shall remain in full force and effect as provided in the Partnership Agreement immediately prior to the date hereof.


                  [Remainder of Page Left Intentionally Blank]

     IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed as of the date set forth above by their duly authorized representatives.




                                    GENERAL PARTNER:

                                    AMB PROPERTY HOLDING CORPORATION,
                                    a Maryland corporation



                                    By:   /s/ Michael A. Coke
                                       ----------------------------------------
                                          Michael A. Coke
                                          Executive Vice President and
                                          Chief Financial Officer


                                    COMMON LIMITED PARTNER:

                                    AMB PROPERTY, L.P., a Delaware
                                    limited partnership


                                    By:    AMB Property Corporation,
                                              its general partner


                                    By:   /s/ Michael A. Coke
                                       ----------------------------------------
                                          Michael A. Coke
                                          Executive Vice President and
                                          Chief Financial Officer



                                    GENERAL PARTNER OF COMMON LIMITED PARTNER:

                                    AMB PROPERTY CORPORATION,
                                    a Maryland corporation



                                    By:   /s/ Michael A. Coke
                                       ----------------------------------------
                                          Michael A. Coke
                                          Executive Vice President and
                                          Chief Financial Officer

                                    LIMITED PARTNERS:

                                    By:   AMB PROPERTY HOLDING CORPORATION,
                                          a Maryland corporation, as
                                          attorney-in-fact for each of the
                                          Limited Partners


                                          By:  /s/ Michael A. Coke
                                             ----------------------------------
                                               Michael A. Coke
                                               Executive Vice President and
                                               Chief Financial Officer

                                    EXHIBIT A

               PARTNERS, CONTRIBUTIONS, AND PARTNERSHIP INTERESTS

I.  COMMON UNITS

                                                                    Agreed Value
                                     Contribution       Cash       of Contributed         Total        Partnership      Percentage
Name of Partner                          Date       Contributions     Property        Contributions       Units          Interest
---------------                          ----       -------------     --------        -------------       -----          --------
GENERAL PARTNER:
AMB Property Holding Corporation       11/26/97          --         $  3,626,023      $  3,626,023        172,668         .99725%


LIMITED PARTNERS:
AMB Property, L.P.                     11/26/97          --         $358,976,301      $358,976,301     17,094,110       98.72782%
                                       06/30/98          --         $  1,161,489      $  1,161,489         47,602         .27493%
                                                    ------------    ------------      ------------     ----------       --------
     TOTAL COMMON UNITS                                  --         $363,763,813      $363,763,813     17,314,380       100.0000%
                                                    ------------    ------------      ------------     ----------       --------

                                    EXHIBIT A

               PARTNERS, CONTRIBUTIONS, AND PARTNERSHIP INTERESTS


  II.  SERIES C PREFERRED UNITS

                                                                  Agreed Value                            Series C
                                   Contribution      Cash        of Contributed          Total           Partnership     Percentage
Name of Partner                        Date      Contributions      Property         Contributions          Units         Interest
---------------                        ----      -------------      --------         -------------          -----         --------
LIMITED PARTNER:
Belcrest Realty Corporation         11/24/98     $ 24,000,000           --           $ 24,000,000          480,000        21.81818%
Belair Real Estate Corporation      11/24/98     $ 86,000,000           --           $ 86,000,000        1,720,000        78.18182%
Belcrest Realty Corporation          2/23/99               --           --                     --          381,000        17.31818%
Belair Real Estate Corporation       2/23/99               --           --                     --         (381,000)      (17.31818%)
Belcrest Realty Corporation          4/29/99               --           --                     --          239,000        10.86364%
Belair Real Estate Corporation       4/29/99               --           --                     --         (239,000)      (10.86364%)
Argosy Realty Corporation             7/9/99               --           --                     --           32,506         1.47755%
Belmar Realty Corporation             7/9/99               --           --                     --           32,506         1.47755%
Belport Realty Corporation            7/9/99               --           --                     --           32,506         1.47755%
Belrieve Realty Corporation           7/9/99               --           --                     --           32,506         1.47755%
Belair Real Estate Corporation        7/9/99               --           --                     --         (130,024)       (5.91018%)
Belcrest Realty Corporation          7/28/99               --           --                     --          300,000        13.63636%
Belair Real Estate Corporation       7/28/99               --           --                     --         (300,000)      (13.63636%)
Belmar Realty Corporation            3/17/00               --           --                     --          (32,506)       (1.47755%)
Belcrest Realty Corporation          3/17/00               --           --                     --         (250,000)      (11.36364%)
Belair Real Estate Corporation       3/17/00               --           --                     --          282,506        12.84118%
Belair Real Estate Corporation      12/19/00               --           --                     --           32,506         1.47755%
                                                 ------------    --------------      ------------       ----------       ---------
Altavera Realty Corporation,        12/19/00               --           --                     --          (32,506)       (1.47755%)
formerly known as Belrieve
Realty Corporation
                                                 ============    ==============      ============       ==========       =========
Belport Realty Corporation           3/14/01               --           --                     --          (32,506)       (1.47755%)
                                                 ============    ==============      ============       ==========       =========
Belair Real Estate Corporation       3/14/01               --           --                     --           32,506         1.47755%
                                                 ============    ==============      ============       ==========       =========
Argosy Realty Corporation            12/5/01               --           --                     --          (32,506)       (1.47755%)
                                                 ============    ==============      ============       ==========       =========
Belair Real Estate Corporation       12/5/01               --           --                     --       (1,017,494)      (46.24972%)
                                                 ============    ==============      ============       ==========       =========
Belcrest Realty Corporation          12/5/01               --           --                     --       (1,150,000)      (52.27272%)
                                                 ============    ==============      ============       ==========       =========
  TOTAL SERIES C PREFERRED UNITS                 $110,000,000           --           $110,000,000                0        000.0000%
                                                 ============    ==============      ============       ==========       =========


  III.  SERIES D PREFERRED UNITS

                                                                  Agreed Value                            Series D
                                   Contribution      Cash        of Contributed          Total           Partnership     Percentage
Name of Partner                        Date      Contributions      Property         Contributions          Units         Interest
---------------                        ----      -------------      --------         -------------          -----         --------
LIMITED PARTNER:
J.P. Morgan Mosaic Fund, LLC          5/5/99       $79,766,850         --             $ 79,766,850        1,595,337       100.0000%
J.P. Morgan Mosaic Fund, LLC         12/31/01               --         --                       --       (1,595,337)     (100.0000%)
JPM Mosaic I REIT, Inc.              12/31/01               --         --                       --        1,595,337       100.0000%
                                                  ------------   --------------       ------------       ----------       ---------
   TOTAL SERIES D PREFERRED UNITS                  $79,766,850         --             $ 79,766,850        1,595,337       100.0000%
                                                  ============   ==============       ============       ==========       =========

  IV.  SERIES E PREFERRED UNITS

                                                                   Agreed Value                            Series E
                                  Contribution        Cash        of Contributed          Total           Partnership     Percentage
Name of Partner                       Date        Contributions      Property         Contributions          Units         Interest
---------------                       ----        -------------      --------         -------------          -----         --------
LIMITED PARTNER:
Fifth Third Equity Exchange          8/31/99       $11,022,000          --             $11,022,000          220,440        100.0000%
Fund 1999, LLC
                                                   -----------    --------------       -----------          -------        --------
  TOTAL SERIES E PREFERRED UNITS                   $11,022,000          --             $11,022,000          220,440        100.0000%
                                                   ===========    ==============       ===========          =======        ========




  V.  SERIES F PREFERRED UNITS

                                                                     Agreed Value                        Series F
                                    Contribution        Cash        of Contributed       Total         Partnership     Percentage
Name of Partner                         Date        Contributions      Property      Contributions        Units         Interest
---------------                         ----        -------------      --------      -------------        -----         --------
LIMITED PARTNER:
Bailard, Biehl & Kaiser                3/22/00      $19,871,950           --          $19,871,950         397,439       100.0000%
Technology Exchange Fund, LLC
Bailard, Biehl & Kaiser                7/31/02      ($6,142,500)          --          ($6,142,500)       (130,000)     (32.70942%)
Technology Exchange Fund, LLC
Bailard, Biehl & Kaiser                7/14/03      ($3,198,975)          --          ($3,198,975)        (66,300)     (16.68181%)
Technology Exchange Fund, LLC
                                                    -----------     -------------     -----------         -------       --------

                                                    ===========     =============     ===========         =======       ========
   TOTAL SERIES F PREFERRED UNITS                   $10,530,475           --          $10,530,475         201,139       100.0000%
                                                    ===========     =============     ===========         =======       ========



  VI.  SERIES G PREFERRED UNITS

                                                                   Agreed Value                            Series G
                                   Contribution       Cash        of Contributed          Total           Partnership    Percentage
Name of Partner                        Date       Contributions      Property         Contributions          Units        Interest
---------------                        ----       -------------      --------         -------------          -----        --------
LIMITED PARTNER:
Bailard, Biehl & Kaiser              8/29/00       $1,000,000           --             $1,000,000           20,000        100.0000%
Technology Exchange Fund, LLC
Bailard, Biehl & Kaiser              7/31/02              --            --                     --          (20,000)      (100.0000%)
Technology Exchange Fund, LLC
                                                   ----------      ------------        ----------          -------        --------

                                                   ==========      ============        ==========          =======        ========
   TOTAL SERIES G PREFERRED UNITS                  $1,000,000           --             $1,000,000                0        000.0000%
                                                   ==========      ============        ==========          =======        ========


  VII.  SERIES H PREFERRED UNITS

                                                                   Agreed Value                           Series H
                                   Contribution       Cash        of Contributed          Total          Partnership     Percentage
Name of Partner                        Date       Contributions      Property         Contributions         Units         Interest
---------------                        ----       -------------      --------         -------------         -----         --------
LIMITED PARTNER:
J.P. Morgan Mosaic Fund IV, LLC       9/1/00       $42,000,000         --              $42,000,000          840,000       100.0000%
J.P. Morgan Mosaic Fund IV, LLC      12/31/01               --         --                       --         (840,000)     (100.0000%)
JPM Mosaic IV REIT, Inc.             12/31/01               --         --                       --          840,000       100.0000%
                                                   ----------      -----------         -----------         --------      ---------
   TOTAL SERIES H PREFERRED UNITS                  $42,000,000         --              $42,000,000          840,000       100.0000%
                                                   ==========      ===========         ===========         ========      =========

  VIII.  SERIES I PREFERRED UNITS

                                                                     Agreed Value                       Series I
                                     Contribution       Cash        of Contributed       Total        Partnership     Percentage
Name of Partner                          Date       Contributions      Property      Contributions       Units         Interest
---------------                          ----       -------------      --------      -------------       -----         --------
LIMITED PARTNER:
J.P. Morgan Chase Mosaic Fund          3/21/01      $ 25,500,000         --          $ 25,500,000       510,000        100.0000%
V, LLC
J.P. Morgan Chase Mosaic Fund          12/31/01              --          --                    --      (510,000)      (100.0000%)
V, LLC
JPM Mosaic V REIT, Inc.                12/31/01              --          --                    --       510,000        100.0000%

                                                    ------------     -----------     ------------     ---------        ---------
   TOTAL SERIES I PREFERRED UNITS                   $ 25,500,000         --          $ 25,500,000       510,000        100.0000%
                                                    ============     ===========     ============     =========        =========

                                                    ------------     -----------     ------------     ---------        ---------
TOTAL ALL SERIES OF PREFERRED UNITS                 $269,288,850         --          $269,288,850     3,055,777        100.0000%
                                                    ============     ===========     ============     =========        =========